UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): July 31, 2014

USEC Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Democracy Center
6903 Rockledge Drive
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2014, USEC Inc. (“USEC” or the “Company”) entered into Amendment No. 005 (“Amendment No. 005”) to the agreement dated May 1, 2014 with UT-Battelle, LLC, as operator of Oak Ridge National Laboratory (“ORNL”), for continued research, development and demonstration of the American Centrifuge technology in furtherance of the U.S. Department of Energy’s (“DOE”) national security objectives (the “American Centrifuge Technology Demonstration and Operations Agreement” or “ACTDO Agreement”). Amendment No. 005 exercises the option to extend the period of performance for the ACTDO agreement by an additional six months to March 31, 2015 and increases the total price from approximately $33.7 million to approximately $75.3 million. The other terms and conditions of the ACTDO Agreement were not changed by the Amendment.

The ACTDO Agreement provides for continued cascade operations, the continuation of core American Centrifuge research and technology activities, and the furnishing of related reports to ORNL. The agreement is a firm fixed-price contract with a total price of approximately $75.3 million for the period from May 1, 2014 to March 31, 2015. The agreement provides for payments of approximately $6.7 million per month through September 31, 2014 and approximately $6.9 million thereafter. The ACTDO Agreement is incrementally funded. Funds currently allocated to the ACTDO Agreement are expected to cover the work to be performed through August 5, 2014. The agreement also provides ORNL with one additional option to extend the agreement by six months to September 30, 2015. The option is priced at approximately $41.7 million. ORNL may exercise its option by providing notice 60 days prior to the end of the term of the agreement. The total price of the contract including options is approximately $117 million.

Item 7.01    Regulation FD Disclosure.

As previously reported, on March 5, 2014 (the “Petition Date”), USEC Inc. (“USEC” or the “Debtor”) filed a voluntary petition for relief (the “Bankruptcy Filing”) under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) case number 14-10475.

On July 31, 2014, the Debtor filed its monthly operating report for the month ended June 30, 2014 (the "Monthly Operating Report") with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1. The Monthly Operating Report does not reflect the Debtor’s subsidiaries which were not part of the Bankruptcy Filing. This current report (including the exhibit hereto or any information included therein) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by reason of Regulation FD.

In accordance with General Instruction B.2 of Form 8-K, the information in this current report, including the exhibit hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial and Operating Data

The Monthly Operating Report is limited in scope, covers limited time periods and has been prepared solely for the purpose of complying with the Bankruptcy Court’s monthly reporting requirements, including the Debtor’s use of assets and cash position. The Monthly Operating Report was prepared in accordance with U.S. GAAP but certain information and notes normally included have been omitted, has not been audited or reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws and regulations and is subject to future adjustment and reconciliation.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report contains information that may not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports filed pursuant to the Securities Exchange Act, and are not comparable with those filings. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, that the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K and the exhibits hereto contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 - that is, statements related to future events. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For USEC, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include, but are not limited to, the impact of and risks related to USEC Inc.’s “pre-arranged” case under Chapter 11 of the bankruptcy code including risks related to obtaining approval and confirmation of USEC Inc.’s plan of reorganization, the impact of any delay or inability in obtaining such confirmation, the impact of a potential de-listing of our common stock on the NYSE, and the impact of our restructuring on the holders of our common stock, preferred stock and convertible notes; risks related to the ongoing transition of our business, including the impact of our ceasing enrichment at the Paducah gaseous diffusion plant and uncertainty regarding our ability to deploy the American Centrifuge project; uncertainty regarding funding for the American Centrifuge project and the potential for a demobilization or termination of the American Centrifuge project if additional government funding is not provided during the term of the ACTDO Agreement, including for any option periods, or upon completion of such agreement; risks related to our ability to perform the work required under the ACTDO Agreement at a cost that does not exceed the firm fixed funding provided thereunder; the impact of actions we have taken or may take (including as a result of the reduction in scope of work under the ACTDO Agreement) to reduce spending on the American Centrifuge project, including the potential loss of key suppliers and employees, impacts to cost and schedule and the ability to remobilize for commercial deployment of the American Centrifuge plant, impacts on our liquidity as a result of demobilization or termination liabilities, and potential impacts on our proposed plan of reorganization; the impact of enrichment market conditions, increased project costs and other factors on the economic viability of the American Centrifuge project without additional government support and on our ability to finance the project and the potential for a demobilization or termination of the project; uncertainty regarding our ability to achieve targeted performance over the life of the American Centrifuge Plant which could affect the overall economics of the American Centrifuge Plant; uncertainty concerning the ultimate success of our efforts to obtain a loan guarantee from DOE and/or other financing for the American Centrifuge project or additional government support for the project and the timing and terms thereof; the dependency of government funding or other government support for the American Centrifuge project on Congressional appropriations or on actions by DOE or Congress; potential changes in our anticipated ownership of or role in the American Centrifuge project, including as a result of our role as a subcontractor to ORNL or as a result of the need to raise additional capital to finance the project in the future; the potential for DOE to seek to terminate or exercise its remedies under the 2002 DOE-USEC agreement; changes in U.S. government priorities and the availability of government funding or support, including loan guarantees; the impact of government regulation by DOE and the U.S. Nuclear Regulatory Commission; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and quarterly reports on Form 10-Q which are available on our website www.usec.com.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit
Number        Description

99.1	Monthly Operating Report for the month ended June 30, 2014 filed with the United States Bankruptcy Court for the District of Delaware.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USEC Inc.

July 31, 2014	By:	/s/ John C. Barpoulis
John C. Barpoulis
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Monthly Operating Report for the month ended June 30, 2014 filed with the United States Bankruptcy Court for the District of Delaware.